EXHIBIT 99.1

GlobalTech Corporation Names Muhammad Azhar Saeed, FCA, as

Chief Financial Officer

RENO, Nev., September 10, 2024 (GLOBE NEWSWIRE) -- GlobalTech Corporation (OTC US: GLTK)(“GlobalTech” or the “Company”),today announces the appointment of Muhammad Azhar Saeed, FCA, as Chief Financial Officer, effective on September 5, 2024.

Mr. Saeed brings more than two decades of experience as a senior financial executive at GlobalTech and its subsidiaries. Previously, he served as Group CFO for WorldCall Group and remains a Director at WorldCall Telecom Limited (PSX:WTL), a GlobalTech Corporation subsidiary in Pakistan. Mr. Saeed also serves on the Board of GlobalTech subsidiaries WorldCall Services (Pvt) Limited and Ferret Consulting FZC, UAE and is the Chief Executive Officer of WorldCall Services. He belongs to a select group of Finance and Accounting professionals with an accreditation of Fellow Member of The Institute of Chartered Accountants of Pakistan. He has 20 years of experience in the financial services, manufacturing and business services sectors.

GlobalTech President Dan Green commented, “The Board welcomes our esteemed colleague Mr. Saeed as the Company’s Chief Financial Officer.  He has been a key part of the Company’s historical success, and we certainly look forward to his financial stewardship as we move forward with our ambitious growth strategy and seek to create value for our shareholders.”

About GlobalTech Corporation

GlobalTech is a publicly-traded company with its office in Reno, Nevada and with operations in the technology sector. It plans to grow its business operations through investments in telecom, media and technology sectors. GlobalTech is a holding company of WorldCall Telecom Limited (Pakistan Stock Exchange: WTL).

About Worldcall Telecom Limited ( www.worldcall.net.pk )

Worldcall Telecom Limited ( PSX:WTL ) is a publicly listed telecom and media operator in Pakistan.  Worldcall has substantial deployments in Long Distance and International (LDI), broadband, metro fiber optic networks, and media playout facilities for its cable operations.  Worldcall has deployed approximately 2,000 km of metro fiber in 20 cities across Pakistan to provide its customers with internet and television service with a potential service footprint of 3.2 million homes.

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FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the fact that we are exposed to foreign currency exchange loss, fluctuation and translation risks related to our business in Pakistan; the international economic environment, geopolitical developments and unexpected global events could cause our business to decline; investing in emerging markets, where our operations are located, is subject to greater risks than investing in more developed markets, including significant political, legal and economic risks; and our revenue performance can be unpredictable by nature, as a large majority of our customers have not entered into long-term fixed contracts with us; we operate in highly competitive markets, which we expect only to become more competitive, and as a result, we may have difficulty expanding our customer base or retaining existing customers; we may be unable to keep pace with technological changes and evolving industry standards, which could harm our competitive position and, in turn, materially harm our business; we are exposed to cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, and/or leaks or unauthorized processing of confidential information, and perceptions of such threats may cause customers to lose confidence in our services; the telecommunications industry is highly capital-intensive and requires substantial and ongoing expenditures of capital; and our ability to profitably provide telecommunications services depends in part on the terms of our interconnect agreements and access to third-party-owned infrastructure and networks, over which we have no direct control; we may also be subject to increases in license fees for some of our licenses or to obtain new licenses; the loss of important intellectual property rights, as well as third-party claims that we have infringed on their intellectual property rights, could significantly harm our business; our substantial amounts of indebtedness and debt service obligations could materially decrease our cash flow, which could adversely affect our business and financial condition; we may not be able to raise additional capital, or we may only be able to raise additional capital at significantly increased costs; if WorldCALL Public issues more shares, our ownership could go below 50%; we are a controlled company; no active trading market for our common stock exists, and an active trading market may not develop or be sustained in the future; stockholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through the issuance of additional shares of the common stock; concentration of ownership among our existing executive officers, directors and their affiliates may prevent new investors from influencing significant corporate decisions; we depend upon key personnel who may terminate their employment with us at any time; our officers and directors may have conflicts of interest; the telecommunications industry is a highly regulated industry, and we are subject to an extensive variety of laws and operate in uncertain judicial and regulatory environments, which may result in unanticipated outcomes that could harm our business; WorldCALL Public and Worldcall Private are incorporated in Pakistan, and their assets are in Pakistan, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws;  we are, and may in the future be, involved in, associated with, or otherwise subject to legal liability in connection with disputes and litigation with regulators, competitors, and third parties, which, when concluded, could have an adverse impact on our business; and our licenses are granted for specific periods and may be suspended, revoked, or we may be unable to extend or replace these licenses upon expiration, and we may be fined or penalized for alleged violations of law, regulations, or license terms.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GlobalTech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GlobalTech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GlobalTech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by GlobalTech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Contact:

CORE IR

Peter Seltzberg, SVP Investor Relations and Corporate Advisory

(212)-655-0924

peters@coreir.com

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